SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[     ] Preliminary Proxy Statement                      [   ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[ X ] Definitive Proxy Statement

[    ] Definitive additional materials.

[    ] Soliciting material under Rule 14a-12.

WENTWORTH ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:______________________

          (2) Aggregate number of securities to which transaction applies: _____________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction:_____________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

WENTWORTH ENERGY, INC.

115 West 7th Street, Suite 1415

Fort Worth, Texas, 76102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2006 AT 11300 WEST OLYMPIC BOULEVARD,

SUITE 800, LOS ANGELES, CALIFORNIA 90064

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Wentworth Energy, Inc., an Oklahoma corporation (the "Company"), will be held on June 15, 2006 at 10:00 a.m., at 11300 West Olympic Boulevard, Suite 800, Los Angeles, California 90064  (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

1.        Authorization of increase of share capital to 100 Million shares.

2.        Appointment of Directors: John Punzo (Class III), Gordon C. McDougall (Class III), Francis K. Ling (Class II), Roger Williams (Class I), and Neil

         Lande (Class I).

3.        Any other matters.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on May 10, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on May 10, 2006 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended December 31, 2005, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              /s/ John Punzo

                                                                              John Punzo

                                                                              President and Chief Executive Officer

Fort Worth, Texas

May 10, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

WENTWORTH ENERGY, INC.

115 West 7th Street, Suite 1415

Fort Worth, Texas, 76102

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2006

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of WENTWORTH ENERGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on June 15, 2006 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 11300 West Olympic Boulevard, Suite 800, Los Angeles, California 90064. The Company's telephone number is (877) 329-8388.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 2005 is first being sent or given to shareholders entitled to vote at the Annual Meeting on or about June 15, 2006. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. Please contact the Company at 115 West 7th Street, Suite 1415, Fort Worth, Texas, 76102, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on May 10, 2006 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 15,900,285 shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted FOR the election of Directors as listed in this proxy statement. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning one-third (1/3) of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
5% Beneficial Owners
Coach Capital LLC EPS-D (2016), P.O. Box 02-5548, Miami, FL	Common stock	1,167,048[1]	7.3%
Kelburn Corporation Suite 13, First Floor, Oliaji Trade Centre Francis Rachel Street, Victoria, Seychelles	Common stock	1,215,000 [2]	7.6%
Margaret Archibald Suite 2103, 2088 Madison Avenue, Burnaby, BC, Canada	Common stock	1,221,000 [3]	7.6%
Lloyd Dohner 14126 Sandfield Drive, Houston, TX	Common stock	829,867 [4]	5.2%
Directors
Severino Amorelli 15140 – 108th Street, Suite 205, Surrey, BC, Canada	Common stock	65,000 [5]	0.4%
Roger D. Williams 34956 Vintage Place, Roundhill, VA	Common Stock	62,500 [6]	0.4%
Named Executive Officers
John Punzo 16149 Morgan Creek Crescent, South Surrey, BC, Canada	Common stock	2,757,500 [7]	17.2%
Gordon C. McDougall 14977 21st Avenue, Surrey, BC, Canada	Common stock	2,058,000[8]	12.8%
Francis K. Ling 6924 Stewart Road, Delta, BC, Canada	Common stock	307,500 [9]	1.9%
James F. Whiteside Suite 1905, 1251 Cardero Street, Vancouver, BC, Canada	Common stock	215,823 [10]	1.3%
Daniel M. Leonard 115 West 7th Street, Suite 1400, Fort Worth, TX	Common stock	404,620 [11]	2.5%
All directors and executive officers as a group	Common stock	5,870,943	36.6%

__________

1

Represents 583,524 shares of common stock owned of record by Coach Capital LLC and 583,524 shares of common stock issuable upon exercise of warrants exercisable within 60 days held by Coach Capital LLC.

2

Represents 695,000 shares of common stock owned of record by Kelburn Corporation and 520,000 shares of common stock issuable upon exercise of warrants exercisable within 60 days held by Kelburn Corporation.

3

Represents 596,000 shares of common stock owned of record by Biarritz Productions Inc. and 625,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Ms. Archibald.

4

Represents 354,867 shares of common stock owned of record by LNG Consulting and 475,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Dohner.

5

Represents 40,000 shares of common stock owned of record by Amorelli Investments Ltd., a private company controlled by Mr. Amorelli, and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Amorelli.

6

Represents 62,500 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Williams.

7

Represents 152,500 shares of common stock owned of record by Mr. Punzo, 625,000 shares of common stock owned of record by Paradigm Process Inc., a private company controlled by Mr. Punzo, and 1,980,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Punzo.

8

Represents 133,000 shares of common stock owned of record by Mr. McDougall, 605,000 shares of common stock owned of record by USGL Holdings Inc., a private company controlled by Mr. McDougall, and 1,320,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. McDougall.

9

Represents 7,500 shares of common stock owned of record by Mr. Ling and 300,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Ling.

10

Represents 15,823 shares of common stock owned of record by Mr. Whiteside and 200,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Whiteside.

11

Represents 15,000 shares of common stock owned of record by Mr. Leonard, 51,620 shares of common stock owned of record by Sandhill Operating Company, a private company controlled by Mr. Leonard, and 338,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Leonard.

PROPOSAL NO. 1

APPROVAL OF THE AMENDMENT INCREASING THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK OF THE COMPANY TO 100,000,000

The Company's total number of authorized common shares as of the date of this statement is 50,000,000, of which 2,000,000 are designated as preferred stock and 48,000,000 are designated as Common Stock. If all shares of Common Stock which have been reserved for issuance for various acquisitions and financing arrangements are issued, the Company will have a total of slightly less than 30,000,000 shares of Common Stock issued and outstanding. This may prevent the Company from pursuing further acquisition and financing arrangements. The Board of Directors, therefore, proposes an increase to the number of authorized shares of common stock from 48,000,000 to 98,000,000, and the increase of all authorized shares from 50,000,000 to 100,000,000.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to provide the Company with adequate flexibility in the future. The Company is contemplating the advisability of acquiring other companies or rights to properties or strategic alliances with third parties (each a "Strategic Transaction"). In connection with these contemplated acquisitions, the Company may wish to use shares of Common Stock to raise sufficient funding for, or as all or part of the consideration required to effect any Strategic Transaction. The Board believes that the proposed increase in its number of authorized shares of Common Stock desirable to maintain the Company's flexibility in its ability to raise additional capital and in choosing the form of consideration to be used to fund a potential Strategic Transaction. The Board of Directors will make the determination for future issuance of authorized shares of Common Stock, and such determinations will not require further action by the shareholders, unless required by law, regulation or stock market rule. While the Company, from time to time, considers potential Strategic Transactions that may require the issuance of shares of Common Stock and has had preliminary discussions with third parties regarding potential Strategic Transactions, as of the date of this Proxy Statement, the Company has not entered into any agreements or arrangements that will or could result in any such Strategic Transaction. There can be no assurance that any such preliminary discussions will result in any Strategic Transaction.

The Board also believes that the advisability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's shareholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations the issuance of additional shares could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to shareholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company.

If this proposal is approved by the shareholders at the Annual Meeting, upon filing of the Amendment with the Secretary of State of the State of Oklahoma, the Company will have 100,000,000 authorized shares of stock of which 98,000,000 authorized shares will be Common Stock and 2,000,000 authorized shares will be Preferred Stock.

Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.  Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of shareholders.

The Board of Directors is not proposing this Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of more than one and less than nine members. The Company's Board currently has five members. The Company's management recommends the election of all five nominees listed below. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the five persons recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to vote. If any director, for any reason, is unable to serve or for good cause, will not serve, the proxies may be voted for a substitute nominee as the proxy holder may determine. The Company is not aware of any reason that any directorial candidate will be unable to, or for good cause, will not, serve as a Director.

The term of office of each director will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors, and the Class or term of office.

Name	Age	Current Position/ Office	Position Held Since	Class
John Punzo	51	Chief Executive Officer, Chairman of the Board and Director	April 2, 2005	III
Gordon C. McDougall	50	President and Director	February 23, 2005	III
Francis K. Ling	50	Chief Financial Officer and Director	August 29, 2005	II
Roger Williams	48	Director	April 15, 2006	I
Neil Lande	68	Nominee	Not applicable	I

Class I  -- one year

Class II  -- two years

Class III  -- three years

John Punzo

From 1999 to 2004, Mr. Punzo was President and Chief Executive Officer of Sonoran Energy Inc. (formerly Showstar Online.com, Inc.) and was involved in the restructuring of that company into a successful energy producer until his departure to further develop his energy consultancy and private management group.  Since 1981, Mr. Punzo has played a key role in launching, directing and obtaining the funding for a number of public and private companies.  Mr. Punzo is also President and principal of Panterra Capital Inc. and Paradigm Process Inc., private consulting companies.

Gordon C. McDougall

From 1994 until 2003, Mr. McDougall was President and principal of Campbell Capital Advisory Inc., a private investment and management consulting company located in Vancouver, British Columbia, Canada.  From March 2002 until June 2004, he was also a director of Gamestate Entertainment Inc. (subsequently renamed Quest Oil Corp.), a public leisure and entertainment company listed on the NASD Over-the-Counter Bulletin Board.  From May 2004 until March 2005, Mr. McDougall was President and a director of Revelstoke Industries Inc, a reporting company in the United States.  Since 2003, he has been President and principal of C4 Capital Advisory Inc., a private consulting company.  Born in New Brunswick, Canada, Mr. McDougall completed the Canadian Securities Course in 1984 and became a stockbroker with Nesbitt Thomson in 1984.  Mr. McDougall is well-versed in raising capital, managing start-up companies and coaching companies through their initial growth.

Francis K. Ling

Mr. Ling was appointed the Company’s Chief Financial Officer on August 29, 2005 and since March 2000, he has been and remains Chief Financial Officer for Dixon Networks Corporation. Dixon Networks is a private contracting company that specializes in the engineering and construction of fiber optic networks for large telecommunication companies throughout North America.  He holds Bachelor of Science, Bachelor of Commerce, and Master of Business Administration degrees, along with a Fellowship in the Institute of the Canadian Bankers' Association.

Roger Williams

Mr. Williams has over 25 years of professional engineering and senior legal experience with major projects, including onshore and offshore Gulf of Mexico leases, the Trans-Alaska Pipeline System, gas fields in Indonesia and the Philippines, and power plants developed in tandem with upstream oil and gas projects. He also has extensive industry experience working for over nine years as a lead engineer for Exxon on several major upstream projects, including strategic planning, financial analyses and reservoir development studies.  For the last four years, Mr. Williams served as managing partner of the Hong Kong office of the law firm of Troutman Sanders LLP.  He has held various legal and petroleum industry positions both as a practicing attorney and professional engineer since 1979.  Mr. Williams has degrees in petroleum and chemical engineering, and received his law degree from the University of Alabama in 1991.  His legal career included practice with Skadden, Arps, Slate, Meagher & Flom LLP in Washington, D.C., Hong Kong and Singapore.

Neil Lande

Neil Lande was an investment banker and financial analyst for over 30 years.  Working for firms such as Abraham & Company Investment Advisory in New York, Cowen & Company Financial Analysis, and Underwood Neuhaus & Co. Investment Banking, he has spent much of his career covering the oil services sector.  Since 1990, Mr. Lande has been a partner in Houston-based Republic Capital Interests where he has built and sold numerous businesses and shopping centers.  As an investment banker, Mr. Lande worked on corporate turnarounds, public offerings, and the development of customized financing vehicles for contract drillers to finance the purchase of equipment with off-balance sheet financing.  In an advisory capacity he has initiated numerous private placements, primarily for companies in the oil service industry.  Mr. Lande has a BSBA degree from Babson College in Boston.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending December 31, 2005, the Board of Directors held a total of two meetings and approved 27 Actions by Written Consent. During that time, no incumbent Director attended fewer than 50% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

Management is committed to finding additional appropriate, knowledgeable, and independent Board members to assist in the growth of the Company and sit on various board committees. The functions of the Audit and Compensation Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; and (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company. Francis K. Ling, Gordon C. McDougall and Severino Amorelli, directors of Wentworth Energy, Inc., serve as the Company's Audit Committee. As of January 1, 2006, our Board of Directors has designated an audit committee financial expert as that term is defined in Item 401(e)(2) of Regulation S-B.  Francis K. Ling serves as the audit committee financial expert for the Company.  Mr. Ling is not an independent director.  The Compensation Committee consists of all members of the board, only two of whom is an independent director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES PRESENTED.

COMPENSATION OF DIRECTORS

On January 9, 2006, the Board approved a plan wherein members of the Board of Directors will be granted 200,000 options each at a strike price of $0.50 per share as annual compensation for their services in 2005.  For their services in future years, directors will be granted 200,000 options each at a strike price equal to market value.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons beneficially owning more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company has undertaken an extensive review of the Section 16(a) reports filed on behalf of each person subject to Section 16(a) prior to December 31, 2005, to determine whether all of their reportable transactions in the Company's common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that there were a number of holdings and transactions that were not timely reported and the Company has undertaken to assist the subject persons to file on a timely basis.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation awarded to, earned by or paid to our Chief Executive Officer, and to our most highly compensated executive officers at December 31, 2005, other than our Chief Executive Officer (collectively, the “Named Executed Officers”).  No compensation was awarded to, earned by or paid to Named Executive Officers in 2004 or 2003.

Name and Principal Position	Year	Annual Compensation			Long Term Compensation
					Awards		Payouts	All Other Compen- sation ($)
					Restricted Stock Awards ($)	Securities Underlying Options / SARS (#)	LTIP Payouts ($)
		Salary ($)	Bonus ($)	Other ($)
John Punzo, CEO, Chairman, director	2005 2004 2003	- - -	- - -	$143,300 [1] - -	- - -	2,000,000 - -	- - -	$2,700 [2] - -
Gordon C. McDougall, President, director	2005 2004 2003	- - -	- - -	105,200 [3] - -	- - -	1,600,000 - -	- - -	$3,130 [4] - -
Francis K. Ling, CFO, director	2005 2004 2003	- - -	- - -	$13,444 - -	- - -	1,200,000 - -	- - -	- - -
James F. Whiteside, President of Oil Sands Development, director	2005 2004 2003	- - -	- - -	$40,000 - -	- - -	1,200,000 - -	- - -	- - -
Daniel M. Leonard, [5] Vice President of Exploration and Development, director	2005 2004 2003	- - -	- - -	$59,195 - -	- - -	750,000 - -	- - -	- - -

1

Paid and accrued to Panterra Capital Inc. and Paradigm Process Inc., private companies controlled by John Punzo.

2

Paid to Panterra Capital Inc. and Paradigm Process Inc. for rented space for office use.

3

Paid and accrued to C4 Capital Advisory Inc., a private company controlled by Gordon C. McDougall.

4

Paid to Gordon C. McDougall for rented space for office use.

5

Mr. Leonard served as director and officer of the company from August 29, 2005 until September 30, 2005.

OPTION GRANTS IN FISCAL YEAR 2005

The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 2005  to each of the Named Executive Officers:

Name	Number of Securities Underlying Options / SARS Granted (#)	Percent of Total Options / SARS Granted to Employees in the Fiscal Year	Exercise or Base Price ($/share)	Market Price of the Underlying Security on the Date of Grant ($)	Expiration Date
John Punzo	1,000,000	14.8%	$0.25	$0.25	February 28, 2008
John Punzo	1,000,000	14.8%	$0.50	$0.25	February 28, 2009
Gordon C. McDougall	800,000	11.9%	$0.25	$0.25	February 28, 2008
Gordon C. McDougall	800,000	11.8%	$0.50	$0.25	February 28, 2009
Francis K. Ling	1,200,000	17.8%	$0.50	$0.62	February 28, 2008
James F. Whiteside	1,200,000	17.8%	$0.50	$0.62	February 28, 2008
Daniel M. Leonard	100,000	1.5%	$0.25	$0.25	February 28, 2007
Daniel M. Leonard	100,000	1.5%	$0.50	$0.25	February 28, 2008
Daniel M. Leonard	550,000	8.1%	$0.50	$0.62	February 28, 2008

AGGREGATED OPTION / SAR EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION / SAR VALUES

The following table sets forth, on an aggregate basis, information concerning each exercise of stock options during the fiscal year ended December 31, 2005 by each of the Named Executive Officers and the year end value of unexercised options:

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options / SARS at December 31, 2005 (#) Exercisable / Unexercisable	Value of Unexercised in-the-Money Options / SARS at December 31, 2005 ($) Exercisable / Unexercisable
John Punzo	520,000	$260,000	1,480,000 / -	$297,600 / -
Gordon C. McDougall	280,000	$140,000	1,320,000 / -	$288,400 / -
Francis K. Ling	-	-	1,200,000 / -	$144,000 / -
James F. Whiteside	-	-	1,200,000 / -	$144,000 / -
Daniel M. Leonard	-	-	750,000 / -	$115,000 / -

Compensation of Directors

Mr. Severino Amorelli, a non-employee director, was granted options on March 18, 2005 to purchase up to 75,000 shares of our common stock at a price of $0.25 per share at any time until February 28, 2008.

Employment Contracts and Termination of Employment

On April 2, 2005, we entered into a five year management agreement with Paradigm Process Inc., a private company controlled by John Punzo, our Chairman and Chief Executive Officer.

This management agreement contains the following provisions: a monthly fee $13,700 with a one-time payment of $10,000 upon execution of the agreement; the grant of stock options to purchase not less than 1,000,000 shares of our common stock per year; and upon termination of the agreement by us, a severance payment equal to $328,800, representing 24 months of fees. This agreement was terminated on September 30, 2005 and replaced by a management agreement with Panterra Capital Inc.

On October 1, 2005, we entered into a five year management agreement with Panterra Capital Inc., a private company controlled by John Punzo, our Chairman and Chief Executive Officer. This management agreement contains the following provisions: a monthly fee $13,700; the grant of stock options to purchase not less than 1,000,000 shares of our common stock per year; and upon termination of the agreement by us, a severance payment equal to $164,400, representing 12 months of fees.

On April 2, 2005, we entered into a five year management agreement with C4 Capital Advisory Inc., a private company controlled by Gordon C. McDougall, our President.  This management agreement contains the following provisions: a monthly fee $10,800; the grant of stock options to purchase not less than 800,000 shares of our common stock per year; and upon termination of the agreement by us, a severance payment equal to 24 months of fees.  By agreement dated September 7, 2005, the severance payment was reduced to an amount equal to $129,600, representing 12 months of fees.

On October 14, 2005, we entered into a three year consulting agreement with James F. Whiteside, our President of Oil Sands Development.  This consulting agreement contains the following provisions: a monthly fee $10,000; the grant of stock options to purchase not less than 1,200,000 shares of our common stock at $0.50 per share, which options vest at a rate of 100,000 options per calendar quarter; and  not less than 60-days’ written notice to terminate the agreement.  In March 2006, Mr. Whiteside’s agreement was modified to reduce the monthly fee to $2,500 and on April 5, 2006 we delivered notice to Mr. Whiteside terminating this agreement as of June 6, 2006.

On October 1, 2005, we entered into a three year consulting agreement with Daniel M. Leonard, our Vice President of Exploration and Development from August 29, 2005 until September 30, 2005.  This consulting agreement contains the following provisions: a monthly fee $10,000; the grant of stock options to purchase not less than 750,000 shares of our common stock at $0.50 per share, which options vest at a rate of 62,500 options per calendar quarter; and  not less than 60-days’ written notice to terminate the agreement.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2007 Annual Meeting of shareholders of the Company must be submitted to the Company in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on February 28, 2007, together with written notice of the shareholder's intention to present a proposal for action at the 2007 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2007 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                                                                               By Order of the Board of Directors

                                                                                                               /s/ John Punzo

                                                                                                               John Punzo

                                                                                                               President and Chief Executive Officer

Fort Worth, Texas

May 10, 2006

PROXY

WENTWORTH ENERGY, INC.

115 West 7th Street, Suite 1415

Fort Worth, Texas, 76102

PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of WENTWORTH ENERGY, INC., an Oklahoma corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 10, 2006, and revoking all prior proxies, hereby appoints ___________________, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2006 Annual Meeting of Shareholders of WENTWORTH ENERGY, INC., to be held on June 15, 2006 at 10:00 a.m., at 11300 West Olympic Boulevard, Suite 800, Los Angeles, California 90064, and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PRESENTED, FOR THE CLASS NOTED FOR EACH DIRECTOR AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. For the amendment of the Articles of Incorporation to increase the authorized capital stock of the corporation to 100,000,000 capital shares, of which 98,000,000 will be designated as common stock and 2,000,000 will be preferred stock.

     [ ] For                                 [ ] Against                                  [ ] Withhold

2. To elect the following nominees for Director (except as marked below):

NOMINEES: John Punzo, Gordon C. McDougall, Francis K. Ling, Roger Williams and Neil Lande.

          [ ] For John Punzo             [ ] For Gordon C. McDougall    [ ] For Francis K. Ling

   Class III

         Class III

Class II

          [ ] For Roger Williams       [ ] For Neil Lande                      [ ] Withhold

                        Class I

         Class I

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" PROPOSALS 1 AND 2 (THE ELECTION OF ALL DIRECTORS) IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________________

SIGNATURE:_____________________________________ DATE:___________________________________________

SIGNATURE:_____________________________________ DATE:___________________________________________